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<Westway Group, Inc. Announces 2009 Results>

<NEW ORLEANS>, <March 16> /PRNewswire-FirstCall/ -- Westway Group, Inc. (Nasdaq: WWAY) today reported consolidated EBITDA (on a pro forma adjusted basis) for the twelve months ended December 31, 2009 of $40.2 million, up $0.5 million or 1% from the same period in 2008. For the fourth quarter ended December 31, 2009, consolidated actual EBITDA totaled $12.7 million. Consolidated EBITDA on a pro forma adjusted basis reflects income before income tax provision, equity in unconsolidated subsidiaries, interest expense, depreciation and discontinued operations.

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For the 12 month period ended December 31, 2009, net loss applicable to common shareholders totaled $6.2 million or ($0.26) loss per basic or diluted share. Net income applicable to common stockholders during 2009 was negatively impacted by expenses relating to the May 28, 2009 business combination of $13.9 million and by accrued preferred stock dividends of $2.5 million.

In commenting on the Company's performance, Peter Harding, CEO, stated, "We are pleased with the results of both the liquid storage and liquid feed supplement businesses in the first year of consolidated operations since the acquisition of these businesses in May of 2009. During the period since the acquisition, our liquid storage business continued to grow capacity and generate increased revenue. Despite slightly lower tonnage volumes experienced in 2009, the results from our liquid feed business remained essentially flat compared to 2008 due to an emphasis on higher margin products. Our results on a pro forma twelve month basis, as though the merger had occurred on January 1, 2009, are in keeping with our expectations, and they are reflective of management's commitment to improving efficiency and long-term shareholder value."

"We have achieved a number of significant milestones during 2009 since our merger, including the following:

  Successfully completed a major business combination, whereby we acquired the bulk liquid storage and liquid feed supplements businesses of ED & F Man for cash and stock;

  Paid a special cash dividend of $1.00 per share to Class A shareholders in accordance with agreements made in connection with the business combination;

  Structured an interim $100 million credit facility with ED & F Man which was subsequently replaced by a three-year $175 million credit facility with a syndicate of high quality banks;

  Acquired all of the storage assets, contractual relationships, and property of Southside River Rail Terminal, Inc., located in Cincinnati, Ohio with over 35 million gallons of bulk liquid storage capacity for approximately $20 million;

  Completed construction and commissioned a major new storage facility at Gray's Harbor, located in Washington State, which will add to our annual earning capacity in 2010-this facility also has the infrastructure in place for additional phases of growth;

  Completed construction and commissioned a custom built liquid storage facility for a major customer at our Houston facility which added 356,000 barrels of storage capacity and which will add approximately $2.4 million of annual net revenue;

  Launched a 5 million gallon expansion of the Port Allen terminal facility, located in Baton Rouge, Louisiana;

  Total bulk storage capacity reached approximately 350 million gallons, and the storage utilization rate averaged 95%;

  Liquid Feed Supplements ("Feed") tonnage totaled approximately 0.9 million tons, and our Feed operating margin improved due to an increased emphasis on higher margin products;

  Moved Westway Group, Inc. stock trading from OTC bulletin board to NASDAQ."

"These achievements are consistent with Westway's strategy for growth through acquisitions infill expansion of existing facilities, greenfield development, improving margins, and enhanced company recognition. We are excited about the future growth opportunities for Westway both in terms of our global footprint as well as our increasing emphasis on building long-term relationships through branding of the Westway name and reputation for consistent, quality customer service."

Overview of Business Segments

4th Quarter 2009 Compared to 3rd Quarter 2009

Bulk Liquid Storage

In the fourth quarter of 2009, revenues increased by $3.8 million or 22% as compared to the three months ended September 30, 2009. Adjusted Gross Profit increased by $3 million or 30%. Additionally, the adjusted gross profit margin increased from 56.6% to 60.6%. The contribution to Adjusted EBITDA from bulk liquid storage increased $4.8 million, up 61% for the fourth quarter. These improvements in the quarter to quarter comparison are primarily attributable to the acquisition of our Cincinnati Terminal, which was completed in mid October, the expansion of our Houston facility, and the completion of our Gray's Harbor Washington facility, which began operations in December.

Liquid Feed Supplements

In the fourth quarter of 2009, revenues increased by $11.8 million or 21% as compared to the three months ended September 30, 2009. Adjusted Gross Profit increased by $1.6 million or 23%. Additionally, adjusted gross profit margin increased from 12.7% to 12.8%. The contribution to Adjusted EBITDA from liquid feed supplements increased $2.9 million, up 70%. These improvements reflect the normal seasonality of the liquid feed business as evidenced by tonnage, which increased 23% in the fourth quarter to approximately 432,000 tons from approximately 352,000 tons in the third quarter.

Consolidated

In the fourth quarter 2009, consolidated Adjusted EBITDA for Westway Group Inc. totaled $12.7 million compared to $9.8 million for the third quarter of 2009. Revenues increased by $15.6 million or 21% as compared to the three months ended September 30, 2009. Adjusted Gross Profit increased by $4.4 million or 26%. Additionally, adjusted gross profit margin increased from 23.2% to 24.0%.

The results for the 3-month periods ended December 31, 2009 and September 30, 2009 reflect actual results and not pro forma.

Three-month actual results for the two operating segments of Westway Group Inc.

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	3 Month Actual Ended December 31, 2009		3 Month Actual Ended September 30, 2009
	Bulk Liquid Storage	Liquid Feed Supplement	Bulk Liquid Storage	Liquid Feed Supplement

Revenue	$21,439	$67,875	$17,609	$56,096
Adjusted Gross Profit (4)	12,999	8,716	9,963	7,108
Adjusted Gross Profit Margin	60.6%	12.8%	56.6%	12.7%
Adjusted EBITDA (3)	12,652	7,022	7,879	4,168

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Three-month consolidated actual Results for Westway Group Inc. (Net of corporate charges)

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	3 Month Actual Ended Consolidated
	December 31, 2009	September 30, 2009

Revenue	$89,314	$73,705
Adjusted Gross Profit (4)	21,446	17,071
Adjusted Gross Profit Margin	24.0%	23.2%
Adjusted EBITDA (3)	12,674	9,843

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Annual Comparison 2009 to 2008

Bulk Liquid Storage produced total pro forma revenue of approximately $73.9 million, up $1.6 million or 2%, for the twelve months ended December 31, 2009. In the U.S., there was an increase of $4.4 million, reflecting a partial year benefit from the expansions achieved in 2009, including our Houston facility, Gray's Harbor Washington facility and the acquisition of Southside River-Rail terminal in Cincinnati, Ohio. Outside of the U.S., revenue decreased by $2.9 million primarily reflective of lower ED & F Man Group molasses throughput. Additionally, bulk liquid storage operating results for 2009 were adversely affected by lower foreign exchange rates for the Euro, Pound Sterling, and Canadian dollar-the combined effect on earnings was approximately $900,000 for 2009.

For the twelve months ended December 31, 2009, total pro forma revenue for the Liquid Feed Supplements business decreased $43.5 million, or 15%, driven by a decrease in volume of approximately 240,000 tons, or 13%, compared to the same period for 2008. This decrease was reflective of lower demand due to the relative high cost of molasses as an ingredient in our products and difficult business conditions in both the dairy and cattle industries. Cost of sales also decreased by $40.4 million, or 16%, due to lower volumes. Operating costs and expenses decreased by $2.1 million, or 9%, reflective of underlying cost control and reduced energy costs as well as lower variable operating costs due to the decrease in sales volumes.

Twelve-month pro forma results for the two operating segments of Westway (operation of the acquired storage and feed businesses for full 2009)

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	12 Month Pro Forma Ended December 31, 2009		12 Month Pro Forma Ended December 31, 2008
	Bulk Liquid Storage	Liquid Feed Supplement	Bulk Liquid Storage	Liquid Feed Supplement

Revenue	$73,890	$255,541	$72,329	$299,020
Adjusted Gross Profit (4)	42,852	27,722	42,416	28,780
Adjusted Gross Profit Margin	58.0%	10.8%	58.6%	9.6%
Adjusted EBITDA (3)	35,474	16,745	34,079	17,423

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Twelve-month actual results for the two operating segments of Westway (reflecting 217 days of operations of the acquired businesses for 2009)

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	12 Month Actual Ended December 31, 2009
	Bulk Liquid Storage	Liquid Feed Supplement

Revenue	$45,134	$143,653
Adjusted Gross Profit (4)	26,783	17,457
Adjusted Gross Profit Margin	59.3%	12.2%
Adjusted EBITDA (3)	23,176	11,952

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The actual results for the twelve-month period ended December 31, 2008 are not presented because they would consist solely of Shermen WSC Acquisition Corporation-the non-operating special purpose acquisition corporation-which was renamed Westway Group, Inc. on May 28, 2009.  The 2009 results reflect only 217 days of operations of the businesses acquired from ED & F Man on May 28, 2009.

Twelve-month Consolidated actual results for Westway Group Inc. (Net of corporate charges)

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	2009	2008
Revenues	188,787	-
Adjusted Gross profit (4)	43,495	-
Adjusted EBITDA (1) (3)	24,926	(869)
Net (loss) income applicable to common stockholders (2)	(6,175)	741
Earnings(loss) per share basic	$ (0.26)	$ 0.04
Earnings(loss) per share diluted	$ (0.26)	$ 0.03

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Note 1 - Includes corporate selling, general & administrative expenses of $9.5 million and adjusted for $13.9 million of business combination expenses in 2009.

Note 2 -Includes accrued preferred stock dividends of $2.5 million in 2009.

The actual results for the twelve-month period ended December 31, 2008 consists solely of Shermen WSC Acquisition Corporation-the non-operating special purpose acquisition corporation-which was renamed Westway Group, Inc. on May 28, 2009.

Business Drivers

Bulk Liquid Storage

In the liquid storage business, the primary drivers of performance are total capacity, capacity utilization, rates, and throughput. Our total capacity increased from approximately 284 million gallons in 2008 to approximately 350 million gallons in 2009, and our capacity utilization was consistently high at around 95%. We utilize long-term contractual arrangements in our bulk liquid storage business, which include annual CPI adjustments. Our performance is also sensitive to the molasses throughput of ED&F Man, our largest customer and one of the largest molasses traders in the world.

Liquid Feed Supplements

The primary drivers of performance for the liquid feed business are tonnage sold and margins earned. Factors affecting these drivers are general economic conditions in the dairy and cattle industries as well as weather conditions and the relative price of liquid ingredients.

Peter Harding further commented, "In 2009, molasses became a less attractively priced feed ingredient compared to 2008. As a result of higher prices for sugar in 2009, third party crop forecasts are predicting a material increase in world wide sugar production. If this occurs there could be an increase in the availability of molasses, which would, in turn, make molasses a more competitively priced ingredient."

Forward-Looking Statements.  This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  We have based these forward-looking statements on our current expectations and projections about future events.  These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  In some cases, you can identify forward-looking statements by terminology such as "may," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "continue," or the negative of such terms or other similar expressions.  Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our form 10-K filed today and other SEC filings.

About Westway Group, Inc.  Westway Group, Inc. ("Westway") is a leading provider of bulk liquid storage and related value-added services and a leading manufacturer and distributor of liquid animal feed supplements. Westway operates an extensive global network of 25 operating facilities providing  approximately 350 million gallons of total bulk liquid storage shell capacity and 37 facilities producing 1.8 million tons of liquid feed supplements annually. Our bulk liquid storage business is a global business with infrastructure that includes a network of terminals offering storage to manufacturers and consumers of agricultural and industrial liquids, located at key port and terminal locations throughout North America and in Western Europe and Asia. Our liquid feed supplements business produces liquid animal feed supplements that are sold directly to end users and feed manufacturers, primarily supplying the beef and dairy livestock industries.

Note 3- Adjusted EBITDA, as used herein, is defined as income (loss) before income tax benefit (provision) and equity in loss of unconsolidated subsidiaries, which is defined as the aggregate of gross profit plus depreciation, net other expense (which includes interest expense net of interest income), discontinued operations, and business combination costs.

Adjusted EBITDA is presented in this release because it is an important supplemental measure of performance and is frequently used by securities analysts, investors and other interested parties in the evaluation of businesses.  Other companies may calculate Adjusted EBITDA differently.

Note 4- Adjusted Gross Profit, as used herein, is defined as net revenues, less cost of sales, and less other operating costs and expenses.

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	Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Pro Forma		Pro Forma
	12 months ended		12 months ended
	December 31, 2009		December 31, 2008
	Storage	Feed	Storage	Feed

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	$23,285	$12,783	$23,826	$13,542
Depreciation	12,189	3,962	10,253	3,881
Adjusted EBITDA (3)	35,474	16,745	34,079	17,423

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Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Actual
	12 months ended
	December 31, 2009
	Storage	Feed

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	$14,968	$8,932
Depreciation	8,034	3,000
Business Combination Costs	174	20
Adjusted EBITDA (3)	23,176	11,952

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	Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Pro Forma	Pro Forma
	12 months ended	12 months ended
	December 31, 2009	December 31, 2008
	Consolidated	Consolidated

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	21,345	23,219
Interest Expense, net	2,688	2,383
Depreciation	16,207	14,190
Adjusted EBITDA (3)	$ 40,241	$39,792

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	Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Actual	Actual
	12 months ended	12 months ended
	December 31, 2009	December 31, 2008
	Consolidated	Consolidated

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	(1,343)	1,527
Interest Expense, net	1,318	(2,396)
Depreciation	11,060	-
Business Combination Costs	13,891	-
Adjusted EBITDA (3)	$ 24,926	$ (869)

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	Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Actual		Actual
	3 months ended		3 months ended
	December 31, 2009		September 30, 2009
	Storage	Feed	Storage	Feed

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	$8,347	$5,372	$4,879	$3,142
Depreciation	4,126	1,676	2,977	1,003
Interest Expense, net	5	(46)	23	23
Business Combination Costs	174	20	-	-
Adjusted EBITDA (3)	12,652	7,022	7,879	4,168

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	Income (Loss) Before Income Tax Benefit (Provision) and Equity in Unconsolidated Subsidiaries Reconciliation
	Actual	Actual
	3 months ended	3 months ended
	December 31, 2009	September 30, 2009
	Consolidated	Consolidated

Income (loss) before income tax benefit (provision) and equity in unconsolidated subsidiaries	6,165	5,396
Interest Expense, net	692	462
Depreciation	5,817	3,985
Adjusted EBITDA (3)	$ 12,674	$ 9,843

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	Net Revenue Reconciliation
	Actual
	12 months ended
	December 31, 2009
	Storage	Feed

Net Revenue	45,134	143,653
Cost of Sales	-	(115,416)
Operating Costs and Expenses	(18,351)	(10,780)
Adjusted Gross Profit (4)	26,783	17,457

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	Net Revenue Reconciliation
	Pro Forma		Pro Forma
	12 months ended		12 months ended
	December 31, 2009		December 31, 2008
	Storage	Feed	Storage	Feed

Net Revenue	73,890	255,541	72,329	299,020
Cost of Sales	-	(206,738)	-	(247,096)
Operating Costs and Expenses	(31,038)	(21,081)	(29,913)	(23,144)
Adjusted Gross Profit (4)	42,852	27,722	42,416	28,780

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	Net Revenue Reconciliation
	Actual		Actual
	3 months ended		3 months ended
	December 31, 2009		September 30, 2009
	Storage	Feed	Storage	Feed

Net Revenue	21,439	67,875	17,609	56,096
Cost of Sales	-	(54,328)	-	(44,852)
Operating Costs and Expenses	(8,440)	(4,831)	(7,646)	(4,136)
Adjusted Gross Profit (4)	12,999	8,716	9,963	7,108

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	Net Revenue Reconciliation
	Actual	Actual
	3 months ended	3 months ended
	December 31, 2009	September 30, 2009
	Consolidated	Consolidated

Net Revenue	89,314	73,705
Cost of Sales	(54,328)	(44,852)
Operating Costs and Expenses	(13,540)	(11,782)
Adjusted Gross Profit (4)	21,446	17,071

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Net Revenue Reconciliation
Actual
12 months ended
December 31, 2009
Consolidated

Net Revenue	188,787
Cost of Sales	(115,416)
Operating Costs and Expenses	(29,876)
Adjusted Gross Profit (4)	43,495

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	Summary of Selected Consolidated Balance Sheet Items (in thousands)

	As of		As of
	December 31, 2009		December 31, 2008
Property, plant and equipment	324,587	(5)	-
Goodwill	89,970	(5)	-
Net deferred tax liability	65,108		-
Borrowings under credit facility	91,633		-
Stockholders' equity	295,360		80,512
Total Liabilities and Stock. Equity	$ 517,697		$ 139,377

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Note 5- Reflects the revised preliminary estimate of the purchase price allocation.

2009 Results Conference Call:

The company has scheduled a conference call following this earnings release on Tuesday, March 16, 2010, at 10:30 a.m., Central time, 11:30 a.m., Eastern Time. During the call, the company's Chief Executive Officer, Peter Harding, and Chief Financial Officer, Thomas Masilla, will discuss Westway's financial results. Financial information referenced during the conference call will be posted to the "Investor Relations" section of the company's website, http://www.westway.com.

To participate in the conference call, dial (408) 774-4004 or (877) 312-9404 and provide conference identification code 62671773. The Company intends to have a playback available for seven days following the conference call, which may be accessed by calling (706) 645-9291 or (800) 642-1687 and providing conference identification code 62671773. Thereafter, a playback will be available on the Company's website at http://www.westway.com for three months following the conference call.

For more information for periods ending December 31, 2009 and December 31, 2008, please refer to the company's Form 10-K, which is available on Westway's website address at www.westway.com

<CONTACT: Thomas A. Masilla, Jr., Chief Financial Officer of Westway Group, Inc., +1-504-636-4245>

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